As filed with the Securities and
Exchange Commission on December 30, 1998                      Registration  No.
333-____
________________________________________________________________________________

                  SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549
                      ______________________

                             FORM S-8
                      REGISTRATION STATEMENT
                               UNDER
                    THE SECURITIES ACT OF 1933
                      _______________________

                  PRIORITY HEALTHCARE CORPORATION
      (Exact name of registrant as specified in its charter)

                       INDIANA                              35-1927379
        (State or other jurisdiction
(I.R.S. Employer
                of incorporation or organization)
Identification No.)


              285 WEST CENTRAL PARKWAY                         32714
         ALTAMONTE SPRINGS, FLORIDA              (Zip Code)
  (Address of Principal Executive Offices)


                            PROFIT SHARING PLAN OF
                PRIORITY HEALTHCARE CORPORATION AND AFFILIATES
                                     (Full title of the plan)

                                    ROBERT L. MYERS
                         PRESIDENT AND CHIEF EXECUTIVE OFFICER
              285 WEST CENTRAL PARKWAY, ALTAMONTE SPRINGS, FLORIDA 32714
                              (Name and address of agent for service)

                                    (407) 869-7001
                   (Telephone   number,  including  area  code,  of  agent  for
service)

                             COPY TO:
                                  JAMES A. ASCHLEMAN
                                    BAKER & DANIELS
                         300 NORTH MERIDIAN STREET, SUITE 2700
                              INDIANAPOLIS, INDIANA 46204
                                    (317) 237-0300

                  CALCULATION OF REGISTRATION FEE

 TITLE OF SECURITIES   AMOUNT TO BE    PROPOSED MAXIMUM    PROPOSED MAXIMUM       AMOUNT OF
    TO REGISTERED     REGISTERED (1)  OFFERING PRICE PER  AGGREGATE OFFERING  REGISTRATION FEE
                                           SHARE (2)           PRICE (2)
Class B Common            500,000          $33.9375           $16,968,750         $4,717.31
Stock,
$0.01 par value

(1) Pursuant to Rule 416(c) under the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. Pursuant to Rule 457(h)(2) under the Securities Act, no separate fee is required to register such interest.

(2) Estimated solely for purposes of calculating the registration fee and computed in accordance with Rule 457(c) and (h) under the Securities Act using the average of the high and low sale prices of the Class B Common Stock as reported by the NASDAQ National Market System on December 22, 1998, which was $33.9375 per share.

                              PART I

         INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL
INFORMATION*

     *Information required by Part I of Form S-8 to be contained in the Section 10(a) Prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.


                              PART II

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents heretofore filed by Priority Healthcare Corporation (the "Registrant") with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

     (2) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998; and

     (3) The description of the Registrant's Class B Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 22, 1997, including any amendment or report filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the Registrant or the Profit Sharing Plan of Priority Healthcare Corporation and Affiliates (the "Plan") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities offered hereby then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from their respective dates of filing.

     The Registrant will promptly provide without charge to each person to whom a prospectus is delivered a copy of any or all information that has been incorporated herein by reference (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into such information) upon the written or oral request of such person directed to the Vice President of Administration of the Registrant at its principal offices, 285 West Central Parkway, Altamonte Springs, Florida 32714, telephone (407) 869-7001.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     The Indiana Business Corporation Law provides that a corporation, unless limited by its Articles of Incorporation, is required to indemnify its directors and officers against reasonable expenses incurred in the successful defense of any proceeding to which the director or officer was a party because of serving as a director or officer of the corporation.

     As permitted by the Indiana Business Corporation Law, the Registrant's Restated Articles of Incorporation provide for indemnification of directors, officers and employees of the Registrant against any and all liability and reasonable expense that may be incurred by them, arising out of any claim or action, civil, criminal, administrative or investigative, in which they may become involved by reason of being or having been a director, officer, or employee. To be entitled to indemnification, those persons must have been wholly successful in the claim or action or the Board of Directors must have determined that such persons acted in good faith in what they reasonably believed to be the best interests of the Registrant (or at least not opposed to its best interests) and, in addition, in any criminal action, had reasonable cause to believe their conduct was lawful (or had no reasonable cause to believe that their conduct was unlawful).

     In addition, the Registrant has a directors' and officers' liability and company reimbursement policy that insures against certain liabilities, including liabilities under the Securities Act, subject to applicable retentions.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.

     The list of Exhibits is incorporated herein by reference to the Index to Exhibits.

     The Registrant hereby undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under
Section 401 of the Internal Revenue Code.

ITEM 9.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Altamonte Springs, State of Florida, on December 29, 1998.

                                PRIORITY HEALTHCARE CORPORATION


                                By:   /S/ ROBERT L. MYERS
                                      Robert L. Myers
                                      President and
                                      Chief Executive Officer



                          POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in their respective capacities and on the respective dates indicated opposite their names. Each person whose signature appears below hereby authorizes each of William E. Bindley and Robert L. Myers, each with full power of substitution, to execute in the name and on behalf of such person any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, making such changes in this Registration Statement as the registrant deems appropriate, and appoints each of William E. Bindley and Robert L. Myers, each with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith.

            SIGNATURE                            TITLE                           DATE
           /S/ WILLIAM E. BINDLEY              Chairman of the Board December 29, 1998
           William E. Bindley
           /S/ ROBERT L. MYERS                    President, Chief Executive Officer December 29, 1998
           Robert L. Myers        and Director (Principal Executive
                                  Officer)
           /S/ DONALD J. PERFETTO                 Executive Vice President, Chief December 29, 1998
           Donald J. Perfetto     Financial Officer and Treasurer
                                  (Principal Financial and
                                  Accounting Officer)
/S/ MICHAEL D. MCCORMICK          Director                           December 29, 1998
           Michael D. McCormick
/S/ THOMAS J. SALENTINE                Director                      December 29, 1998
           Thomas J. Salentine
/S/ RICHARD W. ROBERSON              Director                        December 29, 1998
           Richard W. Roberson
/S/ REBECCA M. SHANAHAN             Director                         December 29, 1998
           Rebecca M. Shanahan

     THE PLAN. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Altamonte Springs, State of Florida on December 29, 1998.

                              PROFIT SHARING PLAN OF PRIORITY
                              HEALTHCARE CORPORATION AND AFFILIATES


                              By:      /S/     ROBERT     L.    MYERS

                                   Robert      L.     Myers,     Plan
Administrator


 /S/ DONALD J. PERFETTO
                                   Donald    J.    Perfetto,     Plan
Administrator


                                   /S/        BARBARA        LUTTRELL

                                   Barbara       Luttrell,       Plan
                                   Administrator

                          INDEX TO EXHIBITS

                                                 DESCRIPTION OF EXHIBIT
         Exhibit
           NO.
4.1                       Restated Articles of Incorporation of the Registrant.  (The copy of this Exhibit filed as Exhibit 3-A to the Company's Registration
                          Statement on Form S-1 (Registration No. 333-34463) is incorporated herein by reference.)
4.2                       By-Laws of the Registrant, as amended to date. (The copy of this
                          Exhibit filed as Exhibit 3-B to the Company's Registration Statement on Form S-1 (Registration No. 333-34463) is incorporated herein by reference.)
4.3                       Articles of Restatement of the Restated Articles of Incorporation of
                          the Registrant.  (The copy of this Exhibit filed as Exhibit 3-C to the Company's Registration Statement on Form S-1 (Registration No.
                          333-34463) is incorporated herein by reference.)
4.4                       Profit Sharing Plan of Priority Healthcare Corporation and
                          Subsidiaries.
23                        Consent of PricewaterhouseCoopers LLP.
24                        Powers of Attorney (included on the Signature Page of the
                          Registration Statement).